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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 1, 2008


                            BULLION RIVER GOLD CORP.
                            ------------------------
             (Exact name of registrant as specified in its charter)


             NEVADA                      333-85414              98-0377992
             ------                      ---------              ----------
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)

      3500 LAKESIDE COURT, SUITE 200, RENO, NEVADA                 89509
      --------------------------------------------                 -----
        (Address of Principal Executive Offices)                (Zip Code)


                                 (775) 324-4881
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Nothing herein shall constitute an offer to sell or the solicitation of an offer to buy.

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 1, 2008, Bullion River Gold Corp., a Nevada corporation (the "Company") completed its initial round of a private offering of 9,056,666 shares of its common stock (the "Private Offering") through the Common Stock Purchase Agreement, dated July 3, 2008 and as amended as of September 26, 2008 (the "Agreement"), by and between the Company and a non-U.S. person (the "Investor"), as that term is used in Regulation S ("Regulation S") of the Securities Act of 1933, as amended. The shares were sold at a price of $0.06 per share. The Company raised an aggregate amount of $543,319.96 from this Private Offering, less a placement fee of $54,332 paid to its placement agent. The Agreement does not provide for any registration rights in connection with the shares.

In connection with the Private Offering, the Company entered an agreement with a placement agent ("Placement Agent") under which the Placement Agent agreed to act as the Company's placement agent in connection with the Private Offering in exchange for a fee equal to ten percent (10%) of the gross proceeds raised in the Private Offering. The commissions owed to the Placement Agent in connection with the closing on October 1, 2008 total $54,332.

SECTION 3-SECURITIES AND TRADING MARKETS

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosures under Item 1.01 are incorporated in this Item 3.02 by reference as if set forth herein in its entirety.

The Private Offering was conducted in reliance upon exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act"), including, without limitation, those under Regulation D and Regulation S promulgated under the Securities Act. The shares were offered and sold only to investors who are "Accredited Investors," as defined in Rule 501 under the Securities Act, including non-U.S. persons who were investing under Regulation S.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  BULLION RIVER GOLD CORP.,
                                                  a Nevada corporation


Dated:   October 6, 2008                          By:  /s/ Timothy A. Callaway
                                                      -----------------------
                                                        Timothy A. Callaway
                                                        Chief Executive Officer